Lehman Brothers

12,591 records

Balance: 584,010,483

SASCO 2005-S3

As of 05-01-05

Robert Valcich

212.526.0662

All records

All records
State	No. of Loans	Total Current Balance	%
CA	2,227	166,878,715.44	28.57
FL	1,182	48,218,013.37	8.26
NY	498	33,414,059.74	5.72
AZ	790	30,739,220.91	5.26
TX	932	27,087,636.68	4.64
MA	464	26,585,398.33	4.55
CO	515	21,912,095.53	3.75
WA	500	21,818,948.16	3.74
VA	380	20,199,953.72	3.46
IL	514	19,712,454.60	3.38
MD	372	18,293,048.44	3.13
NV	320	16,235,273.92	2.78
GA	452	15,309,229.03	2.62
NJ	242	12,945,773.27	2.22
MN	217	8,605,099.26	1.47
UT	244	8,251,481.88	1.41
MI	261	7,898,547.37	1.35
OR	217	7,870,305.53	1.35
CT	172	6,765,014.86	1.16
NC	222	6,484,609.12	1.11
PA	166	5,702,042.64	0.98
OH	201	5,310,701.14	0.91
RI	111	5,014,735.73	0.86
MO	176	4,479,603.59	0.77
HI	44	3,379,576.02	0.58
TN	135	3,294,474.01	0.56
ID	117	3,182,403.66	0.54
SC	91	3,021,913.92	0.52
IN	116	2,942,600.69	0.50
NH	80	2,878,588.43	0.49
WI	90	2,703,265.01	0.46
KY	60	1,826,130.25	0.31
DC	30	1,695,912.97	0.29
KS	46	1,531,087.68	0.26
LA	55	1,460,964.66	0.25
ME	45	1,380,578.09	0.24
OK	51	1,295,491.31	0.22
DE	33	1,140,470.10	0.20
NM	32	966,501.65	0.17
IA	32	885,639.99	0.15
WY	28	803,061.68	0.14
AL	34	799,298.99	0.14
NE	28	772,855.13	0.13
VT	16	539,596.17	0.09
MS	18	491,517.50	0.08
AK	8	471,797.98	0.08
AR	11	291,381.87	0.05
MT	8	285,386.21	0.05
WV	4	161,803.50	0.03
SD	3	56,589.34	0.01
ND	1	19,633.45	0.00
Total:	12,591	584,010,482.52	100.00

Lehman Brothers

12,591 records

Balance: 584,010,483

SASCO 2005-S3

As of 05-01-05

Robert Valcich

212.526.0662

All records

All records
Originator	No. of Loans	Total Current Balance	%	WAC	NWAC	LTV_CALC
AURORA LOAN SERVICES	3,801	179,291,449.15	30.70	10.370	9.866	96.04822
OPTION ONE MORTGAGE	3,178	127,031,888.80	21.75	9.881	9.377	99.39204
FREMONT	1,877	85,755,953.33	14.68	10.271	9.767	99.28525
FIELDSTONE MORTGAGE COMPANY	1,600	78,862,677.00	13.50	9.969	9.465	98.68871
ACCREDITED HOME LENDERS INC	1,292	62,362,033.25	10.68	9.886	9.382	98.79966
LIME FINANCIAL	389	24,225,521.71	4.15	9.757	9.253	99.64856
WMC MORTGAGE CORP	169	10,758,496.90	1.84	9.981	9.477	98.20434
NATION ONE	133	7,759,429.20	1.33	10.675	10.172	97.43480
ALLIANCE BANCORP	17	2,202,821.94	0.38	10.581	10.078	82.24339
HOME LOAN CORP	63	1,962,766.23	0.34	10.586	10.082	93.92173
FINANCE AMERICA	17	868,591.76	0.15	10.329	9.826	99.99404
SIB MORTGAGE CORP	18	739,064.98	0.13	11.135	10.632	92.70055
FIRST NLC	5	663,612.87	0.11	10.658	10.154	98.76661
AMERICAN HOME MORTGAGE	6	474,037.86	0.08	8.702	8.198	99.30634
IMPAC	6	329,985.97	0.06	10.393	9.889	99.31936
FGMC	7	189,665.83	0.03	10.041	9.537	96.19667
FIELDSTONE MORTGAGE	3	141,001.50	0.02	10.006	9.502	100.00000
OPTION ONE	3	106,947.14	0.02	8.620	8.117	99.85115
NEW CENTURY	1	75,378.30	0.01	10.400	9.897	100.00000
SOUTHSTAR FUNDING	1	71,000.00	0.01	10.125	9.622	100.00000
FIRST NATIONAL BANK OF NEVADA	2	70,243.70	0.01	11.415	10.911	100.00000
PINNACLE	2	43,974.20	0.01	9.601	9.098	100.00000
AAMES CAPITAL CORPORATION	1	23,940.90	0.00	11.500	10.997	100.00000
Total:	12,591	584,010,482.52	100.00	10.115	9.612	98.06236

Lehman Brothers

12,591 records

Balance: 584,010,483

SASCO 2005-S3

As of 05-01-05

Robert Valcich

212.526.0662

All records

All records
Servicer	No. of Loans	Total Current Balance	%	PCT FXD
GMAC	5,006	220,458,552.30	37.75	100.00
AURORA LOAN SERVICES LLC	3,872	182,834,502.75	31.31	100.00
WELLS FARGO HOME MORTGAGE	3,625	177,583,635.98	30.41	100.00
CHASE MANHATTAN BANK	77	2,705,373.08	0.46	100.00
OPTION ONE MORTGAGE	11	428,418.41	0.07	100.00
Total:	12,591	584,010,482.52	100.00	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).